SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2000
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                              INFINITE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

        DELAWARE                       0-21816                    52-1490422
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     2364 Post Road, Warwick, RI                                    02886
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(Address of principal executive office)                           (Zip Code)

                                 (401) 738-5777
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               Registrant's telephone number, including area code

                                      N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events

      On December 29, 2000, the Registrant acquired all of the outstanding shares of MetaTek, Inc. ("MetaTek") in exchange for 76,000 unregistered shares of the Registrant's common stock in a transaction that will be accounted for as a pooling of interest. MetaTek is an Albuquerque, New Mexico based consulting firm specializing in market strategy and applications for grating coupled surface emitting lasers ("GCSEL"), and international applications under Bluetooth wireless conventions. MetaTek's unaudited revenues for the year ended December 31, 2000 were approximately $345,000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INFINITE GROUP, INC.


Date: January 9, 2001                        By: /s/ Bruce J. Garreau
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                                                 Bruce J. Garreau
                                                 Chief Financial Officer